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                                                                   EXHIBIT 99.02


                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             First USA Bank, N.A.

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-6

                -----------------------------------------------

                Monthly Period:                    12/01/99 to
                                                   12/31/99
                Distribution Date:               01/18/2000
                Transfer Date:                   01/14/2000

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                        Class A                      $6.41041667
                                        Class B                       6.62763892
                                        Collateral Inv. Amt.          6.90625006
                                                               -----------------
                                        Total (weighted avg.)        $6.47411873

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                        Class A                      $6.41041667
                                        Class B                       6.62763892
                                        Collateral Inv. Amt.          6.90625006
                                                               -----------------
                                        Total (weighted avg.)        $6.47411873


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-6
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                        Class A                      $0.00000000
                                        Class B                       0.00000000
                                        Collateral Inv. Amt.          0.00000000
                                                               -----------------
                                        Total                        $0.00000000
                                                               =================

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A                  $113,967,315.17
                                        Class B                     8,859,957.27
                                        Collateral Inv. Amt.       13,649,497.95
                                                               -----------------
                                        Total                    $136,476,770.39
                                                               =================


    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        The aggregate amount of Allocations of Finance
        Charge Receivables processed during the Monthly
        Period which were allocated in respect
        of the Certificates

                                        Class A                   $11,465,647.89
                                        Class B                       892,486.03
                                        Collateral Inv. Amt.        1,373,125.99
                                                               -----------------
                                        Total                     $13,731,259.91
                                                               =================


    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)    The aggregate amount of Principal
               Receivables in the Trust as of the
               last day of the Monthly Period                 $37,950,629,012.00

        (b)    Invested Amount as of the last day
               of the Monthly Period

                                        Class A                  $750,000,000.00
                                        Class B                    58,380,000.00
                                        Collateral Inv. Amt.       89,820,000.00
                                                               -----------------
                                        Total                    $898,200,000.00
                                                               =================



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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-6
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        (c)    The Floating Allocation Percentage: The
               Invested Amount set forth in paragraph
               3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                        Class A                           1.976%
                                        Class B                           0.154%
                                        Collateral Inv. Amt.              0.237%
                                                               -----------------
                                        Total                             2.367%

        (d)    During the Amortization Period: The Invested
               Amount as of ___________ (the last day of the Revolving Period)

                                        Class A                              N/A
                                        Class B                              N/A
                                        Collateral Inv. Amt.                 N/A
                                                               -----------------
                                        Total                                N/A

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                        Class A                              N/A
                                        Class B                              N/A
                                        Collateral Inv. Amt.                 N/A
                                                               -----------------
                                        Total                                N/A


    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in            Aggregate
        the Accounts which were delinquent as of the end            Account
        of the day on the last day of the Monthly Period            Balance
                                                               -----------------

        (a)   35 - 64 days                                       $482,332,620.01
        (b)   65 - 94 days                                        351,618,838.23
        (c)   95 - 124 days                                       285,344,787.64
        (d)   125 - 154 days                                      252,696,785.11
        (e)   155 - 184 days                                      207,775,780.96
        (f)   185 or more days                                              0.00
                                                               -----------------
                                        Total                  $1,579,768,811.95
                                                               =================


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-6
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    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly
              Period allocable to the Invested Amount
              (the aggregate "Investor Default Amount")

                                        Class A                    $3,130,442.45
                                        Class B                       243,673.64
                                        Collateral Inv. Amt.          374,901.79
                                                               -----------------
                                        Total                      $3,749,017.88
                                                               =================
        (b)   The amount set forth in paragraph 5(a)
              above in respect of the Monthly Investor
              Default Amount, per original $1,000 interest

                                        Class A                            $4.17
                                        Class B                             4.17
                                        Collateral Inv. Amt.                4.17
                                                               -----------------
                                        Total                              $4.17
                                                               =================

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the Class B
              Invested Amount and the Collateral Invested Amount

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                               -----------------
                                        Total                              $0.00
                                                               =================

        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                               -----------------
                                        Total                              $0.00
                                                               =================


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-6
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    (c)   The aggregate amount of Class A Investor
          Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                               -----------------
                                        Total                              $0.00
                                                               =================

    (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                               -----------------
                                        Total                              $0.00
                                                               =================

7.  Investor Servicing Fee.
    -----------------------

    (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                        Class A                      $937,500.00
                                        Class B                       $72,975.00
                                   Remaining Servicing Fee           $112,275.00
                                                               -----------------
                                        Total                      $1,122,750.00
                                                               =================

    (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                                        Class A                      $1.25000000
                                        Class B                       1.25000000
                                   Remaining Servicing Fee            1.25000000
                                                               -----------------
                                        Total                        $1.25000000
                                                               =================

8.  Reallocated Principal Collections.
    ----------------------------------

    The amount of Reallocated Collateral and Class B
    Principal Collections applied in respect of Interest
    Shortfalls, Investor Default Amounts or Investor
    Charge-Offs for the prior month

                                        Class B                            $0.00
                                        Collateral Inv. Amt.                0.00
                                                               -----------------
                                        Total                              $0.00
                                                               =================


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-6
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9.  Collateral Invested Amount.
    ---------------------------

    (a)  The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date
         after giving effect to withdrawals, deposits and
         payments to be made in respect of the preceding
         month
                                                                  $89,820,000.00

    (b)  The Required Collateral Invested Amount as of the
         close of business on the related Distribution Date
         after giving effect to withdrawals, deposits and
         payments to be made in respect of the preceding
         month
                                                                  $89,820,000.00

10. The Pool Factor.
    ----------------

    The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                        Class A                       1.00000000
                                        Class B                       1.00000000
                                                               -----------------
                                        Total (weighted avg.)         1.00000000


11. The Portfolio Yield.
    --------------------

    The Portfolio Yield for the related Monthly Period                    13.34%

12. The Base Rate.
    --------------

    The Base Rate for the related Monthly Period                           8.80%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                                 First USA Bank, N.A.
                                 as Servicer


                                 By: /s/ Tracie Klein
                                    -------------------------------------
                                    Tracie Klein
                                    First Vice President